PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2023	2024
Laboratory equipment	$368	$474
Transportation equipment	54	49
Office equipment	64	75
Leasehold improvements	187	187
Less: accumulated depreciation	(183)	(341)
Total	$490	$444